                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 1, 2004


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                                 1-13071                          76-0625124
(State or Other Jurisdiction of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)


                 12001 North Houston Rosslyn
                       Houston, Texas                                                           77086
          (Address of Principal Executive Offices)                                            (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

Hanover Compressor Company has revised its previously announced 2003 fourth quarter and fiscal year unaudited results due to an increase in its foreign taxes that will result in a $4.4 million increase in Hanover's provision for income taxes for the fourth quarter 2003. The adjustment will increase Hanover's previously reported net loss by $4.4 million, or $0.06 per share, to $76.5 million or $0.94 per share for the fourth quarter 2003. The revised results are set forth below. The additional tax provision reflected above was based on conclusions reached during additional analysis of Hanover's balance sheet accounts during the preparation of the Company's Annual Report Form 10-K for the year ended December 31, 2003 that indicated that the tax provision for foreign taxes was not adequate.

As previously disclosed, an adjustment to the estimated provision for the cost of the securities-related litigation settlement may be required to mark to market the non-cash portion at the effective date, which is currently estimated to be in early March 2004. The Company expects to record this adjustment in its Annual Report on Form 10-K for the year ended December 31, 2003. Any such adjustment recorded in the Company's Annual Report on Form 10-K would cause its expenses and its net loss for the fourth quarter and year ended December 31, 2003 to be different than those presented in this Form 8-K.

The Company expects to file its final audited results with the Securities and Exchange Commission on Form Annual Report 10-K within the next two weeks.

                                 (table follows)

                           HANOVER COMPRESSOR COMPANY
                           CONSOLIDATED FINANCIAL DATA
                            AND EBITDA RECONCILIATION
               (in thousands of dollars, except per share amounts)
                                   (unaudited)

                                                                                      THREE MONTHS ENDED          YEAR ENDED
                                                                                         DECEMBER 31,            DECEMBER 31,
                                                                                     --------------------   ----------------------
                                                                                      2003(1)      2002        2003        2002
                                                                                     --------    --------   ----------  ----------
Revenues:
      Domestic rentals............................................................   $ 82,458    $ 79,324   $  324,186  $  328,600
      International rentals.......................................................     54,431      46,088      206,404     189,700
      Parts, service and used equipment...........................................     50,696      51,019      169,023     223,845
      Compressor and accessory fabrication........................................     25,057      28,725      106,896     114,009
      Production and processing equipment fabrication.............................     49,508      49,885      260,660     149,656
      Equity in income of non-consolidated affiliates.............................      6,215       4,883       23,088      18,811
      Other.......................................................................      1,737       1,773        5,093       4,189
                                                                                     --------    --------   ----------  ----------
                                                                                      270,102     261,697    1,095,350   1,028,810
Expenses:
      Domestic rentals............................................................     33,382      32,814      127,425     122,172
      International rentals.......................................................     19,783      17,724       67,465      57,579
      Parts, service and used equipment...........................................     40,838      35,940      126,619     179,844
      Compressor and accessory fabrication........................................     22,972      25,562       96,922      99,446
      Production and processing equipment fabrication.............................     45,401      43,113      234,203     127,442
      Selling, general and administrative.........................................     41,997      46,032      161,655     153,676
      Foreign currency translation................................................      1,212       3,414        2,548      16,753
      Provision for estimated cost of securities litigation settlement............      4,053          --       44,306          --
      Other.......................................................................        (46)     12,770        2,905      27,607
                                                                                     --------    --------   ----------  ----------
                                                                                      209,592     217,369      864,048     784,519
                                                                                     --------    --------   ----------  ----------
            EBITDA from continuing operations(2), (3).............................     60,510      44,328      231,302     244,291

      Depreciation and amortization...............................................     45,716      68,814      172,602     151,181
      Goodwill impairment.........................................................     38,752       4,603       38,752      52,103
      Leasing expense.............................................................         --      21,868       43,139      90,074
      Interest expense............................................................     31,892      12,215       89,175      43,352
                                                                                     --------    --------   ----------  ----------
                                                                                      116,360     107,500      343,668     336,710
                                                                                     --------    --------   ----------  ----------
Loss from continuing operations before income taxes...............................    (55,850)    (63,172)    (112,366)    (92,419)
Provision for (benefit from) income taxes.........................................     19,247     (24,988)         784     (17,576)
                                                                                     --------    --------   ----------  ----------
Loss from continuing operations ..................................................    (75,097)    (38,184)    (113,150)    (74,843)
Discontinued operations, net of tax...............................................     (1,417)    (36,736)     (12,799)    (41,225)
Cumulative effect of accounting change, net of tax................................        --           --      (86,910)         --
                                                                                     --------    --------   ----------  ----------
Net loss..........................................................................   $(76,514)   $(74,920)  $ (212,859) $ (116,068)
                                                                                     ========    ========   ==========  ==========
Basic loss per common share:
      Loss from continuing operations.............................................   $  (0.92)   $  (0.48)  $    (1.39) $    (0.94)
      Loss from discontinued operations...........................................      (0.02)      (0.45)       (0.16)      (0.52)
      Loss from cumulative effect of accounting change............................         --          --        (1.07)         --
                                                                                     ========    ========   ==========  ==========
Net loss per common share.........................................................   $  (0.94)   $  (0.93)  $    (2.62) $    (1.46)
                                                                                     ========    ========   ==========  ==========

Diluted loss per common share:
      Loss from continuing operations.............................................   $  (0.92)   $  (0.48)  $    (1.39) $    (0.94)
      Loss from discontinued operations...........................................      (0.02)      (0.45)       (0.16)      (0.52)
      Loss from cumulative effect of accounting change............................         --          --        (1.07)         --
                                                                                     ========    ========   ==========  ==========
Net loss per common share.........................................................   $  (0.94)   $  (0.93)  $    (2.62) $    (1.46)
                                                                                     ========    ========   ==========  ==========
Weighted average common and equivalent shares outstanding:
      Basic.......................................................................     81,767      80,192       81,123      79,338
                                                                                     ========    ========   ==========  ==========
      Diluted.....................................................................     81,767      80,192       81,123      79,338
                                                                                     ========    ========   ==========  ==========
Gross profit percentage:
       Domestic rentals...........................................................         60%         59%          61%         63%
       International rentals......................................................         64%         62%          67%         70%
       Parts, service and used equipment..........................................         19%         30%          25%         20%
       Compressor and accessory fabrication.......................................          8%         11%           9%         13%
       Production and processing equipment fabrication............................          8%         14%          10%         15%

(1) An adjustment to the estimated mark to market of the liability for the securities-related litigation settlement may be required at the anticipated effective date in early March 2004 and this adjustment would be recorded in the company's SEC Form 10-K for the year ended December 31, 2003.

(2)      EBITDA from continuing operations consists of consolidated income
         (loss) from continuing operations before interest expense, leasing expense, provision for (benefit from) income taxes, depreciation and amortization and goodwill impairment. The company believes that EBITDA is a commonly used measure of financial performance for valuing companies in its industry. EBITDA should not be considered as an alternative to measures prescribed by generally accepted accounting principles and may not be comparably calculated from one company to another. Forward-looking information concerning Hanover's 2004 net income, which we believe is the most directly comparable GAAP financial measure to Hanover's EBITDA is unavailable because the following items are significantly uncertain so as make a 2004 prediction inadvisable: the ultimate amount of the settlement charge since the amount may fluctuate prior to the finalization of the litigation settlement, interest expense, foreign currency translation, taxes, depreciation, selling, general, and administrative expense and net results from and proceeds of the sale of our discontinued operations. The ultimate outcome of these uncertain items may have an impact on our net income.

(3) Fourth quarter 2003 EBITDA included a $4.1 million estimated charge for the securities-related litigation settlement. The year ended 2003 EBITDA included a $44.3 million estimated charge for the securities-related litigation settlement. Fourth quarter 2002 EBITDA, included $17.2 million in parts, service and used equipment expense, selling, general and administrative expense, and other expense for severance costs and bad debt reserves related to non-core businesses.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HANOVER COMPRESSOR COMPANY




Date: March 1, 2004                      By:   /s/ John E. Jackson
                                            ------------------------------------
                                            Name:  John E. Jackson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer